UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 28, 2006
                                                --------------------------------


             Securitized Asset Backed Receivables LLC Trust 2006-WM1
             -------------------------------------------------------
                         (Exact name of issuing entity)


                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)


                    Securitized Asset Backed Receivables LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                 333-123990-08                 37-1472598
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(State or other jurisdiction  (Commission File Number         (IRS Employer
     of incorporation            of issuing entity)         Identification No.
      of Registrant)                                          of Registrant)


200 Park Avenue, New York, New York                                10016
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(Address of principal executive offices of Registrant)           (Zip Code)


Registrant's telephone number, including area code            (212) 412-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates, filed on March 15, 2006 is hereby amended and restated in its entirety because the Pooling and Servicing Agreement attached as an exhibit to such Registrant's Form 8-K was not the correct version of such agreement.

      On February 28, 2006, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, WMC Mortgage Corp., as responsible party, MortgageRamp, Inc., as loan performance advisor, U.S. Bank National Association, as trustee and Wells Fargo Bank, National Association, as securities administrator and custodian, of Securitized Asset Backed Receivables LLC Trust 2006-WM1 Mortgage Pass-Through Certificates, Series 2006-WM1 the "Certificates"). The Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, having an aggregate initial principal amount of $554,316,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of February 23, 2006, by and between the Company and the Underwriter.

      In addition the Class A-1 and Class B-4 Certificates were sold to Barclays Capital Inc., as initial purchaser, on February 28, 2006.

      Attached as exhibits are certain agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 23, 2006, by and between Securitized Asset Backed Receivables LLC, as depositor and Barclays Capital Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, as depositor, Wells Fargo Bank, National Association, as servicer, WMC Mortgage Corp., as responsible party, MortgageRamp, Inc., as loan performance advisor, U.S. Bank National Association, as trustee and Wells Fargo Bank, National Association, as securities administrator and custodian.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 28, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 28, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Interest Rate Swap Agreement, dated as of February 28, 2006, between Barclays Bank PLC, the swap provider and Wells Fargo Bank, National Association, the securities administrator (included as part of Exhibit S to Exhibit
                        4).

Exhibit 10.2 Interest Rate Cap Agreement, dated February 28, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National Association, the securities administrator, relating to the Class M Certificates (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Interest Rate Cap Agreement, dated February 28, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National Association, the securities administrator, relating to the Class B Certificates (included as Exhibit U to Exhibit 4).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 22, 2006                      SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC


                                          By: /s/ Paul Menefee
                                              ----------------------------------
                                              Name:  Paul Menefee
                                              Title: Director

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                   Underwriting Agreement, dated as of                (E)
                    February 23, 2006, by and between
                    Securitized Asset Backed Receivables LLC, as depositor and Barclays Capital Inc., as underwriter.

4                   Pooling and Servicing Agreement, dated as          (E)
                    of February 1, 2006, by and among the
                    Company, as depositor, Wells Fargo Bank,
                    National Association, as servicer, WMC
                    Mortgage Corp., as responsible party,
                    MortgageRamp, Inc., as loan performance
                    advisor, U.S. Bank National Association, as trustee and Wells Fargo Bank, National
                    Association, as securities administrator and custodian.

5                   Legality Opinion of Cadwalader, Wickersham         (E)
                    & Taft LLP, dated as of February 28, 2006.

8                   Tax Opinion of Cadwalader, Wickersham &            (E)
                    Taft LLP, dated as of February 28, 2006
                    (included as part of Exhibit 5).

10.1                Interest Rate Swap Agreement, dated as of          (E)
                    February 28, 2006, between Barclays Bank
                    PLC, the swap provider and Wells Fargo
                    Bank, National Association, the securities administrator (included as part of Exhibit
                    S to Exhibit 4).

10.2                Interest Rate Cap Agreement, dated February        (E)
                    28, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National
                    Association, the securities administrator, relating to the Class M Certificates
                    (included as Exhibit T to Exhibit 4).

10.3                Interest Rate Cap Agreement, dated February        (E)
                    28, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National
                    Association, the securities administrator, relating to the Class B Certificates
                    (included as Exhibit U to Exhibit 4).

23                  Consent of Cadwalader, Wickersham & Taft           (E)
                    LLP (included as part of Exhibit 5).